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                               SUPPLEMENT TO THE
                               DODGE & COX FUNDS
                            MAY 1, 1998 PROSPECTUS


Year 2000
---------

     The services provided to the Funds by Dodge & Cox and the Funds' other key service providers (Boston Financial Data Services Inc., transfer agent, and State Street Bank and Trust Company, custodian and Fund accountant) are dependent on those service providers' computer software and hardware systems. The common practice in computer software and hardware systems of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure.

     Preparing for the Year 2000 is a high priority for Dodge & Cox and the Funds' other service providers, and they are taking steps that each believes are reasonably designed to address the Year 2000 issue with respect to the systems that they use. For example, the service providers have established comprehensive Year 2000 readiness programs to identify, evaluate and resolve Year 2000 readiness issues. The Funds believe these steps will be sufficient to avoid any material adverse impact on the Funds, although there can be no assurances to that effect.

     Despite Dodge & Cox's and the Funds' other service providers' efforts and planning, noncompliant systems could have a material adverse effect on the Funds' business, operations, or financial condition. Additionally, the Funds' performance could be hurt if a computer-system failure at a company, financial market or governmental unit causes disruptions in securities markets or clearance and settlement systems or adversely affects the price of individual securities the Funds own.

     For further information on Year 2000 readiness, please contact the Funds or visit the Year 2000 page on the Funds' web site at www.dodgeandcox.com.



                                              Supplement dated February 12, 1999